UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018
Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100
Houston, Texas 77079
(Address of Principal Executive Offices)
(Zip Code)
(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2018, Spark Energy, Inc. (the “Company”) and Gil Melman, the Company’s Vice President, Corporate Secretary and General Counsel, entered into a Transition and Resignation Agreement and Mutual Release of Claims (the “Transition Agreement”), pursuant to which Mr. Melman will resign from his position effective December 31, 2018 (the “Separation Date”). Mr. Melman is resigning to pursue other opportunities.

Pursuant to the Transition Agreement, Mr. Melman will assist the Company in transitioning his duties and provide services that the Company may reasonably request of him through the Separation Date. Subject to the terms and conditions of the Transition Agreement, Mr. Melman will receive total separation payments in the amount of $525,000 (the “Separation Payment”), less ordinary withholding for taxes. The Separation Payment will be paid in twenty-six substantially equal bi-weekly installments in accordance with the Company’s normal payroll practices. The Transition Agreement also provides for the accelerated vesting of 103,930 restricted stock units granted to Mr. Melman under the Company’s Amended and Restated Long-Term Incentive Plan, subject to the conditions of the Transition Agreement and withholding of shares to satisfy tax obligations.

The Transition Agreement also provides for a release by Mr. Melman of any claims against the Company, its affiliates and its agents, and affirmation of existing confidentiality, non-competition, non-solicitation and non-disparagement obligations, and other restrictive covenants, as set forth in Mr. Melman’s employment agreement with the Company.

Within twenty-one days following the Separation Date, and no later than January 21, 2019, Mr. Melman is required to execute a confirming release of claims (the “Confirming Release”). The Confirming Release may be revoked by Mr. Melman during the seven-day period beginning on the date Mr. Melman executes the Confirming Release.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety to the full text of the Transition Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item  7.01 Regulation FD Disclosure.

On December 14, 2018, the Company issued a press release announcing Mr. Melman’s resignation, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Transition and Resignation Agreement and Mutual Release of Claims, by and between Spark Energy, Inc. and Gil Melman, dated December 13, 2018.
99.1	Press Release of Spark Energy, Inc., dated December 14, 2018.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Transition and Resignation Agreement and Mutual Release of Claims, by and between Spark Energy, Inc. and Gil Melman, dated December 13, 2018.
99.1	Press Release of Spark Energy, Inc., dated December 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2018	SPARK ENERGY, INC.

By: /s/ Nathan Kroeker
Name: Nathan Kroeker
Title: President and Chief Executive Officer